NONSTANDARDIZED ADOPTION AGREEMENT
PROTOTYPE CASH OR DEFERRED PROFIT-SHARING PLAN

Sponsored by

Wells Fargo Bank, N.A.

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Plan Document #01.
I.     EMPLOYER INFORMATION
If more than one Employer is adopting the Plan, complete this section based on the lead Employer. Additional Employers who are members of the same controlled group or affiliated service group may adopt this Plan by completing and executing a Participation Agreement that, once executed, will become part of this Adoption Agreement.
A.     Name And Address:
        Connecticut Water Company
        93 West Main Street
        Clinton. CT 06413-1600

B.     Telephone Number: 860-669-8630

C.     Employer's Tax ID Number: 06-0713930

D.     Form Of Business:
        [ ] 1. Sole Proprietor     [ ] 5. Limited Liability Company
        [ ] 2. Partnership     [ ] 6. Limited liability Partnership
        [x] 3. Corporation        [ ] 7. _____________________
        [ ] 4. S Corporation

E.     Is The Employer Part Of A Controlled Group?     [xl YES [ ] NO
        Part Of An Affiliated Service Group?         [ ] YES [x] NO

F.     Name Of Plan: Savings Plan of the Connecticut Water Company

G.     Three Digit Plan Number: 003

H.     Employer's Tax Year End: December 31

I.     Employer's Business Code: 221300
II.     EFFECTIVE DATE
A. New Plan:

This is a new Plan having an Effective Date of _________________________ The Effective Date may be no earlier than the Plan Year beginning after December 31, 2001 or if later, the first day of the Plan Year in which it is adopted.

1 401(k) NS AA #010

#CTWatermonstandardized adoption agree conn
Water-reviewed11052013
B.     Amended and Restated Plans:

This is an amendment and/or restatement of an existing Plan. The initial Effective Date of the Plan was January 1, 1985. The Effective Date of this amendment and/or restatement is January 1,
2014. The Effective Date of the restated Plan may be no earlier than for Plan Years beginning after
December 31, 2001.

C.     Amended or Restated Plans for EGTRRA:

This is an amendment and/or restatement of an existing Plan to comply with the Economic Growth and Tax Relief Reconciliation Act of 2001, Pub. L. 107-17 (EGTRRA)]. The initial Effective Date of the Plan was _____________________________________________Except as provided for in the
Plan, the Effective Date of this amendment and/or restatement is __________________________.
The restatement date should be no earlier than the first day of the current Plan Year. The Plan contains appropriate retroactive Effective Dates with respect to provisions of EGTRRA)

Except to the extent permitted under Code Section 411(d)(6) and the Regulations issued thereunder, an Employer cannot reduce, eliminate or make subject to Employer discretion any Code Section 411(d)(6) protected benefit. Where this Plan document is being adopted to amend another plan that contains a protected benefit not provided for in the Basic Plan
Document #01, the Employer may complete Schedule A as an addendum to this Adoption
Agreement. Schedule A describes such protected benefits and shall become part of this
Plan. If a prior plan document contains a plan feature not provided for in the Basic Plan
Document #01, the Employer may attach Schedule B describing such feature. Provisions listed on Schedule B may not be covered by the IRS Opinion Letter issued with respect to the Basic Plan Document #01.

D.     Effective Date for Elective Deferrals:

If different from above, the Elective Deferral provisions shall be effective __________________.

E.     Effective Date for Safe Harbor 401 (k) Contributions:

If different from above, this provision shall be effective January 1, 2009. This provision must be adopted prior to the first day of the Plan Year and remain in effect for an entire twelve (12) month period.

F.     Effective Date for Roth Elective Deferrals:

If different from above, Roth Elective Deferral provisions shall be effective _______________. The Effective Date of this provision cannot be earlier than January 1, 2006.

G.     Frozen Plan:

This Plan was frozen effective ______________________________. For any period following this
Effective Date, neither the Employer nor any Participant may contribute to this Plan, and no otherwise eligible Employee shall become a Participant in this Plan. All existing account balances will become fully vested as of the date specified above.

III. DEFINITIONS

A.     "Compensation"

Select the definition of Compensation, the Compensation Computation Period, any Compensation
Dollar Limitation and Exclusions from Compensation for each contribution type from the options listed below. Enter the letter of the option selected on the lines provided below. Leave the line blank if no election needs to be made. The Compensation Computation Period must be the same as the Limitation Year defined at Section III(F).

Employer Contribution Type	Compensation Definition	Compensation Computation Period	Compensation Dollar Limitation	Exclusions From Compensation
All Contributions	d	a	$	b, c, d, g, j
Elective Deferrals (including Roth Elective Deferrals, if applicable)			$
Voluntary After-tax			$
Required After-tax			$
Matching Contribution (Formula 1)			$
Matching Contribution (Formula 2)			$
Non-Elective Contribution (Formula 1)			$
Non-Elective Contribution (Formula 2)			$
Safe Harbor Contribution			N/A	N/A
QNEC			$
QMAC			$
ADP/ACP Tests			N/A	N/A

1.	Compensation Definition:
a. Code Section 3401 (a) -W-2 Compensation subject to income tax withholding at the source, with all pre-tax contributions excluded.
b. Code Section 3401 (a) -W-2 Compensation subject to income tax withholding at the source, with all pre-tax contributions included [Plan defaults to this election].
c. Code Section 6041/6051 -Income reportable on Form W-2, with all pre-tax contributions excluded.
d. Code Section 6041/6051 -Income reportable on Form W-2, with all pre-tax contributions included.
e. Code Section 415 -All income received for services performed for the Employer, with all pre-tax contributions excluded.
f. Code Section 415 -All income received for services performed for the Employer, with all pre-tax contributions included.

The selection of any of the above definitions of Compensation meets the Code
Section 414(s) definition of Compensation. The Code Section 415 definition shall always apply with respect to sole proprietors and partners.

[ ] 2.
Deemed Compensation from permitted waiver of group health coverage under a
Cafeteria Plan Arrangement: The Employer elects to include deemed Code Section 125
Compensation not available to a Participant in cash in lieu of group health coverage in the
Plan's definition of Compensation.

3.	Compensation Computation Period:
a. Compensation paid during a Plan Year while a Participant [Plan defaults to this election].
b. Compensation paid during the entire Plan Year.
c. Compensation paid during the Employer's fiscal year. d. Compensation paid during the calendar year.

4.     Compensation Dollar Limitation: The dollar limitation section does not need to be completed unless Compensation of less than the Code Section 401 (a)(17) limit of
$200,000 is to be used. When an integrated allocation formula in Section VI is selected) Compensation cannot be limited to an amount less than the maximum amount under Code Section 401(a)(17).

5.     Exclusions from Compensation (non-integrated plans only):

a.     There will be no exclusions from Compensation under the Plan [Plan defaults to this safe harbor election].

b.     Overtime

c.     Bonuses

d.    Commissions

e.     Exclusion applies only to Participants who are Highly Compensated Employees
[safe harbor].

f.     Holiday and vacation pay

g.     Reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits [safe harbor].

h.     Post-severance payments, as described in paragraph 1.17(c)(6) of Basic Plan
Document #01. (This exclusion may apply no earlier than the 2005 Limitation
Year.)

i.     Compensation in excess of $ _____________________ for Highly Compensated Employees
[safe harbor].

j.	Other: Employer's cost for any public or private employee benefit plan; CDL premium, standby and shift differential pay

Any exclusion of Compensation except (a), (e), (g), (h) and (i) must satisfy the requirements of Section 1.401(a)(4) of the Income Tax Regulations and Code
Section 414(s) and the Regulations thereunder. These exclusions do not fall under the "safe harbor" modifications to Compensation and therefore must be tested to determine if the modified definition of Compensation satisfies Code Section 414(s).

B. “Disability"

[x]    1.    As defined in the Basic Plan Document #01 [Plan defaults to this election].

2.    As defined in the Employer's Disability Insurance Plan.

3.    An individual will be considered to be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. An individual shall not be considered to be disabled unless he or she furnishes proof of the existence thereof in such form and manner as the Secretary of the
Treasury may prescribe.

C.	"Highly Compensated Employees -Top-Paid Group Election"
	1.
Top-Paid Group Election: In determining who is a Highly Compensated Employee, the Employer may make the Top-Paid Group election. The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $95,000, as indexed for the look-back year, is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year. This election is applicable for the Plan Year in which this Plan is effective.

	[x]	a.	The Employer does not make the Top-Paid Group election.
	[ ]	b.	The Employer makes the Top-Paid Group election [Plan defaults to this election].
[ ]	2.
Calendar Year Data Election: If the Plan Year is not the calendar year, the prior year computation period for purposes of determining if an Employee earned more than $95,000, as indexed, is the calendar year beginning in the prior Plan Year. This election is applicable for the Plan Year in which this Plan is effective.

D.	"Hours Of Service"
	Hours shall be determined by the method selected below. The method selected shall be applied to all Employees:
[ ]	1.	Not applicable. A Year of Service (Period of Service) is defined using the Elapsed Time method.
[x]	2.	On the basis of actual hours for which an Employee is paid or entitled to payment [Plan defaults to this election].
[ ]	3.	On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the day. .. . '.
[ ]	4.	On the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the week.
[ ]	5.
On the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

[ ]	6.	On the basis of months worked. An Employee shall be credited with one-hundred-ninety (190) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the month.
E.	"Integration Level"
[x]	1.	Not applicable. Either the Plan's allocation formula is not integrated with Social Security or there are no Non-Elective Employer Contributions being made to the Plan [Plan defaults to this election].
[ ]	2.	The Taxable Wage Base.
[ ]	3.	____% (not more than 100%) of the Taxable Wage Base.
[ ]	4.	$_____ , provided that such amount is not in excess of the amount determined under paragraph (E)(2) above.
[ ]	5.	One dollar over 80% of the Taxable Wage Base.
[ ]	6.	20% of the Taxable Wage Base.

F.     "Limitation Year"

Unless elected otherwise below, the Limitation Year shall be the Plan Year.

The twelve (12) consecutive month period commencing on January 1 and ending on December
31.

If applicable, there will be a short Limitation Year commencing on ______________ and ending on _____________. Thereafter, the Limitation Year shall end on the date specified above.

G.     "Net Profit"

[x]    1.    Not applicable. Employer contributions to the Plan are not conditioned on profits [Plan defaults to this election].

[ ]    2.     Net Profits are required for making Employer contributions and are defined as follows:

[ ]    a.    As defined in the Basic Plan Document #01.

[ ]    b.    Net Profits will be defined in a uniform and nondiscriminatory manner which will not result in a deprivation of an eligible Participant of any Employer Contribution.

[ ]    c.     Net Profits are required for the following types of contributions:

[ ]    i.    Employer Matching Contributions (Formula 1).
[ ]     ii.    Employer Matching Contributions (Formula 2).
[ ]     iii.    Employer QNEC and QMAC Contributions.
[ ]     iv.    Non-Elective Employer Contributions (Formula 1).
[ ]     v.    Non-Elective Employer Contributions (Formula 2).

Elective Deferrals, Top-Heavy minImums (if required), and Safe Harbor
Contributions (if applicable) must be contributed regardless of profits.

H.     “Plan Year"

The 12-consecutive month period commencing on January 1 and ending on December 31.

If applicable, there will be a short Plan Year commencing on _________________ and ending on ______________ . Thereafter, the Plan Year shall end on the datespecified above.

I.     "QDRO Payment Date"

[x]     1.The date the QDRO is determined to be qualified [Plan defaults to this election].

[ ]     2. The statutory age fifty (50) requirement applies for purposes of making distribution to an alternate payee under the provisions of a QDRO.

J.     "Qualified Joint and Survivor Annuity"

[x]    1. Not applicable. The Plan is not subject to Qualified Joint and Survivor Annuity rules. The safe harbor provisions of paragraph 8.7 of the Basic Plan Document #01 apply. The normal form of payment is a lump sum. No annuities are offered under the Plan [Plan defaults to this election].

[ ]     2. The normal form of payment is a lump sum. The Plan does provide for annuities as an optional form of payment at Section XVI (D) of the Adoption Agreement. The Plan's Joint

and Survivor Annuity rules are avoided and the safe harbor provisions of paragraph 8.7 of the Basic Plan Document #01 will apply, unless the Participant elects to receive his or her distribution in the form of an annuity. If this option is selected, Section III(K) below must also be completed.

[ ]	3.
The Joint and Survivor Annuity rules are applicable and the survivor annuity will be______% (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and his or her Spouse. If no selection is specified, 50% shall be deemed elected.

K.	"Qualified Pre-Retirement Survivor Annuity"
	Do not complete this section if paragraph (J)(1) was elected.
[ ]	1.	The Qualified Pre-Retirement Survivor Annuity shall be 100% of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.
[ ]	2.	The Qualified Pre-Retirement Survivor Annuity shall be 50% of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.
	If this provision applies but no selection is made, the Qualified Pre-Retirement Survivor Annuity shall be 50%.
L.	"Valuation of Plan Assets"
	The assets of the Plan shall be valued Valuation Date(s) on the last day of the Plan Year and on the following
[ ]	1.	There are no other mandatory Valuation Dates.
[xl	2.	The Valuation Dates are applicable for the contribution type specified below:

Contribution Type	Valuation Date
All Contributions	a
Elective Deferrals (including Roth Elective Deferrals, if applicable)
Voluntarv After-tax Contributions
Required After-tax Contributions
Deemed IRA Contribution
Matching Contributions (Formula 1)
Matching Contributions (Formula 2)
Non-Elective Contributions (Formula 1)
Non-Elective Contributions (Formula 2)
Safe Harbor Contributions
QNEC
QMAC

a.	Daily valued.
b.	The last day of each month.
c.	The last day of each quarter in the Plan Year.
d.	The last day of each semi-annual period in the Plan Year.
e.	Other: _____________________
(Note: Date must be at least once during the Plan Year.)

IV. ELIGIBILITY REQUIREMENTS

Complete the following using the eligibility requirements as specified for each contribution type. To become a Participant in the Plan, the Employee must satisfy the following eligibility requirements.

Contribution Type	Minimum Age	Service Requirement	Class Exclusions	Eligibility Computation Period	Entry Date
All Contributions
Elective Deferrals (including Roth Elective Deferrals, if applicable	1	3	6.9	1	5
Voluntary After-tax Contributions
Required After-tax Contributions
Matching Contributions (Formula 1)
Matching Contributions (Formula 2)
Non-Elective Contributions (Formula 1)	1	3	6.9.10	1	5
Non-Elective Contributions (Formula 2)
Safe Harbor Contributions*	1	3	6,9	1	5
QNECs
QMACs

*If any age or Service requirement selected is more restrictive than that which is imposed on any
Employee contribution, that group of Employees will be subject to the ADP andlor ACP testing as prescribed under applicable IRS Regulations

A.     Age:

1.     No age requirement.

2.     Insert the applicable age in the chart above. The age may not be more than twenty-one
(21).

B.     Service:

The maximum Service requirement for Elective Deferrals is one (1) year, For all other contributions, the maximum is two (2) years, If a Service requirement greater than one (1)
year is selected, Participants must be 100% vested in that contribution,

1.     No Service requirement.

2.    Completion of Days of Service. [No more than 730 Days of Service may be required; if more than 365 days are entered here, Participants must be 100% vested upon entering the Plan.]

3.
Completion of 6 months of Service [No more than twenty-four (24) months of Service may be required; if mare than twelve (12) months are entered here, Participants must be 100% vested upon entering the Plan.]

4.
Completion of _______ months of Service [No more than twenty-four (24) months of Service may be required; if more than twelve (12) months are entered here, Participants must be 100% vested upon entering the Plan]

5.     One (1) Year of Service or Period of Service.
6.     Two (2) Years of Service or Periods of Service.

7.	One (1) Expected Year of Service. An Employee whose position is required as a condition of employment to work a Year of Service may enter after six (6) months of actual Service.

8.
One (1) Expected Year of Service. An Employee whose position is required as a condition of employment to work a Year of Service may enter after _____ months of actual Service [must be twelve (12) months or less].

9.
One (1) Expected Year of Service. An Employee whose position is required as a condition of employment to work a Year of Service may enter after _____ months of actual Service [must be twelve (12) months or less].

10. Completion of _________ Hours of Service (1,000 hours or less) within the _______ month(s) time period [the monthly period must be a pro-ration of twelve (12) months or less] following an Employee's commencement of employment. An Employee who is otherwise eligible who meets the statutory one (1) Year of Service requirement and any age requirement if applicable, shall participate in the Plan not later than the earlier of the first day of the first Plan Year after the Employee has met the statutory requirements or six (6) months after the day such requirements are met.
11. Completion of _______ Hours of Service'(may not be more than 1,000 Hours).
C.     Method for Measuring Service Eligibility Period (do not enter this method in the table above):
A Year of Service far eligibility purposes is defined as follows (choose one):
[ ] 1. Not applicable.
[x] 2. Hours of Service method. A Year of Service will be credited upon completion of 1000 Hours of Service. A Year of Service far eligibility purposes may not be less than one (1) Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.
[ ] 3. Elapsed Time method

D.     Employee Class Exclusions:
The exclusion of any classification may cause the Plan to fail the ratio percentage test under Code Section 410(b)(1)(A) or (8) which may require the Plan to. be tested under the average benefits test of Code Section 410(b)(1)(C).

1.
Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if benefits were the subject of good faith bargaining and if two percent or less of the Employees are covered pursuant to the agreement are professionals as defined in Regulations Section 1.410(b)-9, unless participation in this Plan is specifically provided far in the collective bargaining agreement. For this purpose, the term "employee representative" does not include any organization mare than half of whose members are owners, officers, or executives of the Employer.

2.
Employees who are non-resident aliens [within the meaning of Code Section 7701(b)(1)(B)J who receive no Earned Income [within the meaning of Code Section 911 (d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Code Section 861 (a)(3)J.

3.     Employees compensated on an hourly basis.

4.     Employees compensated on a salaried basis.

5.     Employees compensated on a commission basis.

6.     Leased Employees.

7.     Highly Compensated Employees.

8.     Key Employees.

9.	Employees of any member of the controlled and/or affiliated service group Employer whose Employer does not affirmatively adopt this Plan.

10.	The Plan shall exclude from participation any nondiscriminatory classification of Employees determined as follows (any exclusion must pass coverage and non-discrimination testing):

1. Employees of The Connecticut Water Company, Connecticut Water
Service, Inc., or any related employer or predecessor employer who commenced employment with any such entity prior to January 1, 2009 shall be excluded.
However, if any such Employee terminates employment with any such entity and returns to employment on or after January 1, 2009, the exclusion shall no longer apply.

2. Employees of The Maine Water Company first employed by Consumers
Water Company, Consumers Maine Water Company, Aqua America, Inc. or Aqua
Maine, Inc. prior to April 1, 2003 shall be excluded. However, if any such employee terminates employment with any such entity or with The Maine Water Company and returns to employment, the exclusion shall no longer apply unless such resumption of employment occurred prior to August 6, 2003.

3. No Employees of Biddeford & Sa co Water Company who become
Employees of The Maine Water Company as a result of or following the merger of
Biddeford & Saco Water Company with and into The Maine Water Company, which corporate merger is effective as of January 1, 2014, shall be excluded.

4. In no event shall a Participant be eligible for the contributions referenced in
Section VI K 3 of this Adoption Agreement if he is entitled to actively participate in
The Connecticut Water Company Employees' Retirement Plan.

E.     Eligibility Computation Period:

The initial eligibility computation period shall commence on the date on which an Employee first peforms an Hour of Service and end with the first anniversary thereof. Each subsequent computation period shall commence on:

1.     Not applicable. The Plan has a Service requirement of less than one (1) year or uses the
Elapsed Time method to determine eligibility.

2.     The anniversary of the Employee's employment commencement date and each subsequent twelve (12) consecutive month period thereafter.

3.     The first day of the Plan Year which commences prior to the first anniversary date of the
Employee's employment commencement date and each subsequent Plan Year thereafter.

F. Entry Date:

1.	The Employee's date of hire.

2.	The first day of the month coinciding with or next following the date on which an Employee meets the eligibility requirements.

3.	The first day of the payroll period coinciding with or next following the date on which an Employee meets the eligibility requirements, or as soon as administratively feasible thereafter.

4.	When the Days of Service method is selected at Section IV(B)(2), the Entry Date shall be the day the Employee meets the eligibility requirements, or as soon as administratively feasible thereafter.

5.
The earlier of the first day of the Plan Year, or the first day of the fourth, seventh or tenth month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

6.	The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

7.
The first day of the Plan Year following the date on which the Employee meets the eligibility requirements. If this election is made, the Service waiting period cannot be greater than one-half year and the minimum age requirement may not be greater than age twenty and one-half (20 1/2).

8.	The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements. This option can only be selected for Employer related contributions.

9.	The first day of the Plan Year during which the Employee meets the eligibility requirements. This option can only be selected for Employer related contributions.
10. Other:__________________________
This option may not require an entry date more than two (2) months following the date on which an Employee meets the eligibility requirements.

G.     Employees on Effective Date:
If option (1) is selected, options (2) and (3) should not be selected. Options (2) and (3) can be selected or just option (2) or (3).

[x] 1.	All Employees will be required to satisfy both the age and Service requirements specified above.

[ ] 2.	Employees employed on the Plan's Effective Date do not have to satisfy the age requirement specified above.

[ ] 3.	Employees employed on the Plan's Effective Date do not have to satisfy the Service requirement specified above.

H.	Special Waiver of Eligibility Requirements:
The age and/or Service eligibility requirements specified above shall be waived for the eligible
Employees specified below who are employed on the specified date for the contribution type(s)
specified. This waiver applies to either the age or Service requirement or both as elected below.

Waiver Date	Waiver of Age Requirement	Waiver of Service Requirement

The waiver above applies to:
[ ]     1.     All eligible Employees employed on the specified date.
[ ]     2.     The indicated class of Employees employed on the specified date.

V.     RETIREMENT AGES

A. Normal Retirement:
Select option (1) or (2) and either (3)(8) or (3)(b).

[x]     1.Normal Retirement Age shall be age 65 [not to exceed sixty-five (65)].

[ ]
2. Normal Retirement Age shall be the later of attaining age ____[not to exceed age sixty-five (65)] or the ___ (not to exceed the fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

3. The Normal Retirement Date shall be:
[x] a.    as of the date the Participant attains Normal Retirement Age [Plan defaults to this election].
[ ] b.    the first day of the month next following the Participant's attainment of Normal Retirement Age.

B. Early Retirement:

[ ]     1.    Not applicable.

[x]    2.    The Plan shall have an Early Retirement Age of 55 [not less than age fifty-five (55)] and completion of 1 Years of Service.

3.     The Early Retirement Date shall be:
[x] a.    as of the date the Participant attains Early Retirement Age [Plan defaults to this election].
[ ] b.    the first day of the month next following the Participant's attainment of Early Retirement Age.

VI. CONTRIBUTIONS TO THE PLAN

The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X of the
Basic Plan Document #01. For this purpose, a contribution for a Plan Year shall be limited by
Compensation earned in the Limitation Year that ends with or within such Plan Year. For Limitation Years beginning on or after January 1, 2002, except to the extent permitted under paragraph 4.6(h) of the Basic Plan Document #01 and under Code Section 414(v), the Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year beginning after December 31, 2001 shall not exceed the lesser of (a) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or (b) 100% of the Participant's Compensation within the meaning of Code Section 415(c)(3), for the Limitation Year.
A. Elective Deferrals:
1. Participants shall be permitted to make Elective Deferrals:
[ ] a.     in any amount up to _____% (may be no more than 100%) of Compensation.

[x] b.
in any amount from a minimum of 1% (may be no less than 1%) to a maximum of 50% (may be no more than 100%) of their Compensation not to exceed $ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

[x] c.
in a flat dollar amount from a minimum of $500 (may be no less than $500) to a maximum of $ , [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable] not to exceed % (no more than 100%) of their Compensation.

[ ] d.	in any amount up to the maximum percentage of Compensation and dollar amount permissible under Code Section 402(g) and 414(v) ·not to exceed the limits of Code Section 401 (k), 404 and 415.

[ ] e.
Highly Compensated Employees may defer any amount up to __% (may be no more than 100%) of Compensation or $ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

[x] f.     Catch-up Contributions may be made by eligible Participants.

2.
Participants shall be permitted to terminate their Elective Deferrals (including Roth Elective Deferrals, if any) at any time upon proper and timely notice to the Employer. Modifications and reinstatement of Participants' Elective Deferrals will become effective as soon as administratively feasible on a prospective basis as provided for below:

Modifications	Reinstatement	Method
[ ]	[ ]	On a daily basis.
[x]	[x]	On the first day of each quarter.
[ ]	[ ]	On the first day of the next month.
[ ]	[ ]	The beginning of the next payroll period.
[ ]	[ ]	On the first day of the next semi-annual period.
[ ]	n/a	Upon __ days notice to the Plan Administrator.
n/a	[ ]	Upon __ days notice to the Plan Administrator.

[ ] B. Roth Elective Deferrals:

If Participants are permitted to make Elective Deferrals, they shall also be permitted to make Roth
Elective Deferrals. Roth Elective Deferrals may be treated as Catch-Up Contributions.

C.     Bonus Option:

[x]    1.    Not applicable. The Plan's definition of Compensation excludes bonuses from deferrable
Compensation for both Elective Deferrals and Roth Elective Deferrals.

[ ]     2.    Not applicable. Participants are not permitted to make a separate deferral election and the Participant's deferral amount elected on their Salary Deferral Agreement will also apply to any bonus received by the Participant for any Plan Year.

[ ]     3.    The Employer permits a Participant to amend his or her deferral election to defer to the
Plan an amount not to exceed ____% (may be no more than 100%) or$ ____ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable] of any bonus received by the Participant for any Plan Year.

[ ] D.    Automatic Enrollment:

The Employer elects the automatic enrollment provisions for Elective Deferrals as follows.
Automatic enrollment in Roth Elective Deferrals is not permitted under the Plan. The automatic enrollment provisions apply to all eligible Employees. Employees and Participants shall have the right to amend the stated automatic Elective Deferral percentage or receive cash in lieu of deferral into the Plan.

1.     RESERVED

[ ]     2.    Automatic Deferrals:

a.     New Employees: Employees who have not met the eligibility requirements shall have Elective Deferrals withheld in the amount of % (not more than

10%) of Compensation or $ [may be no more than the Code Section
402(g) limit and Code Section 414(v) limit, if applicable] upon entering the Plan.

[ ]      i.    On an annual basis the Elective Deferral rate under the Plan shall be increased up to a maximum amount determined by the Employer.

[ ]    ii.    After __ Years of Service, the amount specified above shall increase to __ % (no more than 10%) or $ __ [may be no more than the
Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

[ ]     This requirement is effective for Employees hired on or after _______________

[ ] b.    Current Employees: Employees who are eligible to participate but not deferring shall have Elective Deferrals withheld in the amount of ___ % (not more than
10%) of Compensation or $ [may be no more than the Code Section
402(g) limit and Code Section 414(v) limit, if applicable].

[ ] i.    On an annual basis the Elective Deferral rate under the Plan shall be increased up to a maximum amount determined by the Employer.

[ ] ii.    After __ Years of Service, the amount specified above shall increase to __ % (no more than 10%) or $ [may be no more than the
Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

[ ] c.    Current Participants: Current Participants who are deferring at a percentage less than the amount selected herein shall have Elective Deferrals withheld in the amount of % (not more than 10%) of Compensation or $ __ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

[ ] i. On an annual basis the Elective Deferral rate under the Plan shall be increased up to a maximum amount determined by the Employer.
[ ] ii. After Years of Service, the amount specified above shall increase to % (no more than 10%) or $ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].
Employees and Participants shall have the right to amend the stated automatic Elective Deferral provisions or receive cash in lieu of deferral into the Plan. For purposes of this provision, Employees returning an election form indicating a "zero” deferral amount shall be deemed "Current Participants".
E. Voluntary After-tax Contributions:
If the Employer wishes to reserve the right to recharacterize Elective Deferrals as Voluntary After-tax Contributions in order to pass the ADP/ACP Test, this section must be completed.
[x]     1. The Plan does not permit Voluntary After-tax Contributions.

[ ]
2. Participants may make Voluntary After-tax Contributions in any amount from a minimum of _______%. (may not be less than 1%) to a maximum of ___% (may be no more than 100%) of their Compensation or a flat dollar amount from a minimum of $ ___ (may not be less than $1,000) to a maximum of $ ______ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

[ ]	3. Participants may make Voluntary After-tax Contributions in any amount up to the maximum permitted by law.

[ ]
4. The maximum combined limit of Elective Deferrals, Roth Elective Deferrals, and Voluntary After-tax Contributions will not exceed ___% (may be no more than 100%) of Compensation or $ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit; if applicable]. .

F. Required After-tax Contributions (for Thrift Savings Plans only):
[x]     1. The Plan does not permit Required After-tax Contributions.
[ ]     2. Participants shall be required to make Required After-tax Contributions as follows:
[ ] a. ____% (may be no more than 100%) of Compensation.
[ ] b. A percentage determined by the Employee.
[ ] c. A flat dollar amount of $ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

[ ] d. The maximum combined limit of Elective Deferrals, Roth Elective Deferrals and Required After-tax Contributions will not exceed ___% (may be no more than 100%) of Compensation or $ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].
G. Rollover Contributions:
[ ]     1. The Plan does not accept Rollover Contributions.
[x]     2. Rollover Contributions may be made:
[ ] a. after meeting the eligibility requirements for participation in the Plan.
[x] b. prior to meeting the eligibility requirements for participation in the Plan.

3.     The Plan will accept a Participant Rollover Contribution of an Eligible Rollover Distribution
from (check only those that apply):

[x]    a.    A Qualified Plan described in Code Section 401 (a) or 403(a).

[x]    b.    An annuity contract described in Code Section 403(b).

[ ]	c. An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

[ ]	d. An Individual Retirement Account (which was not used as a conduit from a Qualified Plan) or
Annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includable in gross income.

4.     The Plan will accept a Direct Rollover of an Eligible Rollover Distribution from (check only those that apply):

[ ]     a.    A Qualified Plan described in Code Section 401 (a) or 403(a), excluding Voluntary
After-tax Contributions.

[x]    b.    A Qualified Plan described in Code Section 401 (a) or 403(a), including Voluntary
After-tax Contributions.

[x]    c.    An annuity contract described in Code Section 403(b), excluding Voluntary After-tax Contributions.

[ ]     d.    An annuity contract described in Code Section 403(b), including Voluntary After-tax Contributions.

[ ]	e. An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state.

[ ]     f.    A Roth Elective Deferral Account if it is a Direct Rollover from another Roth Elective Deferral
Account under a Qualified Plan described in Code Section 402A(e)(1) and only to the extent the rollover is permitted under Code Section402(c).

H. Deemed IRA Contributions/Reserved:

[x]     1.    The Plan does not accept any Deemed IRA contributions.

[ ]     2.    Deemed IRA contributions may be made to this Plan for Plan Years beginning_____ (may be no earlier than January 1, 2003):

[ ]    a.    In accordance with the Traditional IRA rules as described in the Basic Plan
Document #01. An Individual must meet the eligibility requirements for participation in the Plan in order to make a "Deemed IRA" contribution.

[ ]     b.    In accordance with the Roth IRA rules as described in the Basic Plan Document
#01. An Individual must meet the eligibility requirements for participation in the
Plan in order to make a "Deemed IRA" contribution.

[x] l.     Safe Harbor Plan Provisions:

If the Safe Harbor Plan provisions are elected, the nondiscrimination tests at Article XI of the Basic
Plan Document #01 are not applicable. Safe Harbor Contributions made are subject to the withdrawal restrictions of Code Section 401 (k)(2)(B) and Treasury Regulation Section 1.401 (k)-
1 (d); such contributions (and earnings thereon) must not be distributable earlier than severance from employment, death, Disability, an event described in Code Section 401 (k)(1 0), or in the case of a profit-sharing or stock bonus plan, the attainment of age 59)1,. Safe Harbor Contributions are

NOT available for Hardship withdrawals.
The ACP Test Safe Harbor is automatically satisfied if the only Matching Contribution to the Plan is either a Basic Matching Contribution or an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation. For Plans that allow Voluntary or Required After-tax Contributions, the ACP Test is applicable with regard to such contributions.
Employees eligible to make Elective Deferrals to this Plan must be eligible to receive the Safe Harbor Contribution in the Plan listed below, to the extent required by applicable IRS Regulations.
The Employer elects to comply with the Safe Harbor Cash or Deferred Arrangement provisions of Article XI of the Basic Plan Document #01 and elects one of the following contribution formulas:
1.     Safe Harbor Tests:

[ ]	a. Only the ADP Test Safe Harbor provisions are applicable. A formula in paragraphs (3), (4) or (5) below has been selected and the ADP Safe Harbor has been satisfied.

[ ]
b. Only the ACP Test Safe Harbor provisions are applicable. No additional Matching Contributions would be needed in order to satisfy the ACP Safe Harbor if the Plans satisfies the Basic or Enhanced Match.

[x]	c. Both the ADP and ACP Test Safe Harbor provisions are applicable. If both ADP and ACP provisions are applicable:
[x] i. No additional Matching Contributions will be made in any Plan Year in which the Safe Harbor provisions are used.
[ ] ii. The Employer may make Matching Contributions in addition to any Safe Harbor Matching Contributions elected below. [Complete provisions in Section VI(J) regarding Matching Contributions that will be made in addition to those Safe Harbor Matching Contributions made below.]
Safe Harbor Contributions cannot be subject to an Hours of Service or employment on the last day of the Plan Year requirement.

[ ] 2.
Designation of Alternate Plan to Receive Safe Harbor Contribution: If the Safe Harbor Contribution as elected below is not being made to this Plan, the name of the other plan that will receive the Safe Harbor Contribution is: __________

[ ] 3.
Basic Matching Contribution Formula: Matching Contributions will be made on behalf of Participants in an amount equal to 100% of the amount of the Eligible Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation and 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but that do not exceed 5% of the Participant's Compensation.

[ ] 4.	Enhanced Matching Contribution Formula: Matching Contributions will be made in an amount equal to the sum of:
a. ______ % of the Participant's Elective Deferrals that do not exceed ___% of the Participant's Compensation [insert a number that is three (3) or greater but not greater than six (6); if a number greater than six (6) is inserted or if left blank, this will not qualify as an Enhanced Matching Contribution Formula and the ADP test will apply], plus

[ ] b. _____ % of the Participant's Elective Deferrals that exceed _____% of the Participant's Compensation but do not exceed ______ % of the Participant's Compensation [insert a number that is three (3) or greater but not greater than six (6) in the second blank. Both blanks should be completed so that at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making a Basic Matching Contribution. The rate of match cannot increase as Elective Deferrals increase. If a number greater than six (6) is inserted or if left blank, this will not qualify as an Enhanced Matching Contribution Formula and the ACP Test will apply.]

If an additional discretionary Matching Contribution is made, the dollar amount of that contribution may not exceed 4% of eligible Plan Compensation.

[x]    5.    Guaranteed Non-Elective Contribution Formula: The Employer shall make a Non-Elective
Contribution equal to 3% (not less than 3%) of the Compensation of each Eligible Participant.

[ ]	6. Flexible Non-Elective Contribution Formula: This provision provides the Employer with the ability to amend the Plan to comply with the Safe Harbor provisions during the Plan Year. To provide such option, the Employer must amend the Plan and indicate on Schedule C that the Safe Harbor Non-Elective Contribution (not less than 3%) will be made for the specified Plan Year. Such election must comply with all the applicable notice requirements.

Additional non-Safe Harbor Contributions may be made to the Plan pursuant to Section VI(J)
hereof. Any additional contributions may be subject to nondiscrimination testing.

7.	Limitations on Safe Harbor Matching Contributions: If a Safe Harbor Matching Contribution is made to the Plan:

[ ]	a. The Employer elects to match Safe Harbor Matching Contributions on an annual basis.

[ ]     b.    The Employer elects to match actual Elective Deferrals made:

[ ]    i.    on a payroll basis [Plan defaults to this election].

[ ]    ii.    on a monthly basis.

[ ]     iii.    on a Plan Year quarterly basis.

[ ]    iv.    The Employer elects to true up Safe Harbor Matching Contributions made to the Plan on the above basis.

If one of the Matching Contribution calculation periods at paragraph (7)(b) above is selected, Matching Contributions must be deposited to the Plan not later than the last day of the calendar quarter next following the quarter to which they relate.

[ ]     c.    The Employer will only contribute the Safe Harbor Contribution to Non-Highly
Compensated Employees.

[ ] J.    Matching Employer Contribution:

Do not complete this section of the Adoption Agreement if the Plan only offers a Safe
Harbor Contribution. A Plan that offers both a Safe Harbor Contribution as well as an additional Employer Contribution that is specified below, must complete both Sections VI(I)
and VI(J) of this Adoption Agreement.

Select the Matching Contribution Formula, Computation Period and special Limitations for each contribution type from the options listed below. Enter the letter of the option(s) selected on the lines provided. Leave the line blank if no election is required.

[ ] The Matching Contribution(s) selected below will be deemed an additional discretionary ACP Test Safe Harbor Matching Contribution in accordance with the selection made at Section VI(I). The allocation of any additional Matching Contribution made by the Employer will not exceed 4% of eligible Compensation.

[ ] The Matching Contribution(s) selected below will be deemed a discretionary contribution that will be subject to nondiscrimination testing.

Type of Contribution	Matching Contribution (Formula 1)	Matching Computation Period	Limitations	Matching Contribution (Formula 2)	Matching Computation Period	Limitations
Elective Deferrals (including Roth Elective Deferrals, if applicable)
Voluntary After-tax
Required After-tax
403(b) Deferrals
If any election is made with respect to "403(b) Deferrals" above, and if this Plan is used to fund any Employer Contributions, Employer Contributions will be based on the Elective Deferrals made to an existing 403(b) plan sponsored by the Employer.
Name of corresponding 403(b) plan, as applicable: __________________________________
If the Matching Contribution formula selected by the Employer is 100% vested and may not be distributed to the Participant before the earlier of the date the Participants a severance from employment, retires, becomes disabled, attains 59%, or dies, it may be treated as a Qualified Matching Contribution.
Matching Contribution Formulas may be subject to a minimum or maximum dollar or percentage limit.
1.     Matching Contribution Formulas:
Matching Contribution Formulas for Elective Deferrals and Roth Elective Deferrals:
a. Percentage of Deferral Match: The Employer shall contribute to each eligible Participant's account an amount equal to _____ % (no more than 500%) of the Participant's Elective Deferrals up to a maximum of _____% (no more than the Annual Addition limit for the Plan Year) of Compensation or $____ [no more than the Annual Addition limit for the Plan Year].
b. Uniform Dollar Match: The Employer shall contribute to each eligible Participant's account $ ___________ (no more than the Annual Addition limit for the Plan Year) if the Participant contributes at least __________% (no more than 100%) of Compensation or $ __________ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable]. The Employer's contribution will be made up to a maximum of __ % (no more than the Annual
Addition limit for the Plan Year) of Compensation.

c.
Discretionary Match: The Employer shall have the right to make a Discretionary Matching Contribution. The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year's eligible Participants. Such contribution shall be in the amount specified and allocated as follows: _______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

d.     Tiered Match: The Employer shall contribute to each eligible Participant's account an amount equal to:

___ % of the first ____% (no more than 500%) of the Participant's Compensation contributed, and

___ % of the next ____% (no more than 400%) of the Participant's Compensation contributed, and

___ % of the next ____% (no more than 300%) of the Participant's Compensation contributed.

The Employer's contribution will be made up to the [ ] greater of (may be no more than 500%) [ ] lesser of (may be no less than 1%) ___% of Compensation, or $___ (no more than the Annual Addition limit for the Plan Year).

The percentages specified above may not increase as the rate of Elective Deferrals or Employee Contributions increase. This formula must meet Code Section 401 (a)(4) and the ACP Test.

e.
Percentage of Compensation Match: The Employer shall contribute to each eligible Participant's account -______% (no less than 1%) of Compensation if the eligible Participant contributes at least ____% (no more than 100%) of Compensation.

The Employer's contribution will be made up to the [ ] greater of (may be no more than 500%) [ ] lesser of (may be no less than 1%) _____% of Compensation or $ _______ (no more than the Annual Addition limit for the Plan Year).

This formula must meet Code Section 401 (a)(4) and the ACP Test.

f.
Proportionate Compensation Match: The Employer shall contribute to each eligible Participant who defers at least ____% (may be no more than 100%) of Compensation, an amount determined by multiplying such Employer Matching Contribution by a fraction, the numerator of which is the Participant's Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation.

The Employer's contribution will be made up to the [ ] greater of (may be no more than 500%) [ ] lesser of (may be no less than 1%) ____% of Compensation or $ ____(no more than the Annual Addition limit for the
Plan Year).

This formula must meet Code Section 401 (a)(4) and the ACP Test.

[ ] g.	Catch-Up Contributions: The Employer elects to match Catch-Up Contributions under the same formula or formulas as elected above.

In the event that an Excess Contribution is recharacterized as a Catch-up Contribution, any Matching Contribution made thereon may remain in the Plan if the Matching Contribution Formula is not otherwise exceeded.

Additional Matching Contribution Formulas for Voluntary After-tax Contributions:

h.
Percentage of Deferral Match: The Employer shall contribute to each eligible Participant's account an amount equal to ___% (no less than 1%) of the Participant's Contribution up to a maximum of ___% (may be no more than 500%) of Compensation or $ ___ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

i.
Uniform Dollar Match: The Employer shall contribute to each eligible Participant's account $ ______(no more than the Annual Addition limit for the Plan Year) if the Participant contributes at least ______ % (may be no more than 100%) of Compensation or $ ______[may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable]. The Employer's contribution will be made up to the maximum of __% (may be no more than 500%) of Compensation.

j.
Discretionary Match: The Employer shall have the right to make a Discretionary Matching
Contribution. The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year's eligible Participants. Such contribution shall be in the amount specified and allocated as follows: _____________________________________________________________________
_____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Additional Matching Contribution Formulas for Required After-tax Contributions:

k.
Percentage of Deferral Match: The Employer shall contribute to each eligible Participant's account an amount equal to ____ % no less than 1%) of the Participant's Contribution up to a maximum of ___ % (may be no more than 500%) of Compensation or $ ____ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

l..
Uniform Dollar Match: The Employer shall contribute to each eligible Participant's account $ _____(no more than the Annual Addition limit for the Plan Year) if the Participant contributes at least ____% (may be no more than 100%) of Compensation or $ _____[may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable]. The Employer's contribution will be made up to the maximum of ___% (may be no more than 500%) of Compensation.

m.
Discretionary Match: The Employer shall have the right to make a Discretionary Matching Contribution. The Employer's Matching Contribution shall be determined by the Employer with respect to each Participants. Such contribution shall be in the amount specified and allocated as follows: ________________________________________________________________________
___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Additional Matching Contribution Formulas for 403(b) Deferrals:
n. Percentage of Deferral Match: The Employer shall contribute to each eligible Participant's account an amount equal to ____ % (no less than 1%) of the Participant's deferral up to a maximum of _____% (may be no more than 500%) of Compensation or $_____ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable].

o.
Uniform Dollar Match: The Employer shall contribute to each eligible Participant's account $ (no more than the Annual Addition limit for the Plan Year) if the Participant contributes at least ___ % (may be no more than 100%) of Compensation or $ [may be no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable]. The Employer's contribution will be made up to the maximum of ___ % (may be no more than 500%) of Compensation.

p.
Discretionary Match: The Employer shall have the right to make a Discretionary Matching Contribution. The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year's eligible Participants. Such contribution shall be in the amount specified and allocated as follows: __________________________ _

2.    Matching Contribution Computation Period: The Compensation or any dollar limitation imposed in calculating the Matching Contribution will be based on the period selected below. Matching Contributions will be calculated on the following basis:

a.    Payroll Based    e.    Monthly
b.    Weekly        f.    Quarterly
c.    Bi-weekly    g.    Semi-annually
d.    Semi-monthly    h.    Annually

The calculation of Matching Contributions based on the Computation Period selected above has no applicability as to when the Employer remits Matching Contributions to theTrust.

3.     Limitations on Matching Formulas:

a. Contributions to Participants who are not Highly Compensated Employees: Contribution of the Employer's Matching Contribution will be made only to eligible Participants who are Non-Highly Compensated Employees.

b. Deferrals withdrawn prior to the end of the Matching Computation Period: Matching Contributions (whether or not Qualified) will not be made on Employee contributions withdrawn prior to the end of the [ ] Matching Computation Period, or [ ] Plan Year.

[ ] If elected, this requirement shall apply in the event of a withdrawal occurring as the result of a termination of employment for reasons of retirement, Disability or death.

c. Maximum Plan Limit for Matching Contributions: In no event will Matching Contributions exceed ___ % (no more than 500%) of Compensation, or $ (no more than the Annual Addition limit for the Plan Year).

[ ] If elected, this limitation applies to the total of all Elective Deferrals, Roth Elective Deferrals, Catch-Up Contributions, Voluntary After-tax Contributions, Required After-tax Contributions and 403(b) Deferrals made to the Plan for the Plan Year.

d. True Up of Matching Contributions: The Employer elects to true up Matching Contributions made to the Plan.

[x]    K.    Non-Elective Employer Contributions:

The Employer shall have the right to make a discretionary contribution. If a discretionary contribution is made, the Employer's contribution for the Plan Year shall be allocated to the accounts of eligible Participants as follows (enter the number of the allocation method being used by the Plan):

Type of Contribution	Allocation Method
Non-Elective Formula 1	3
Non-Elective Formula 2

1.
Pro-Rata Formula: The Employer's contribution for the Plan Year shall be allocated to each eligible Participant on a pro-rata basis based on the Compensation of the Participant to the total Compensation of all Participants.

2.	Uniform Percentage Formula: The Employer's contribution shall be allocated to each eligible Participant as a uniform percentage of the Employer's Net Profit.

3.
Percentage of Compensation Formula: The Employer's contribution shall be 1.5% of each Participant's Compensation allocated on· a pro-rata basis based on the Compensation of the Participant to the total Compensation of all Participants.

4.
Hours of Service Formula: The Employer's contribution shall be a discretionary amount allocated in the same dollar amount to each eligible Participant based on each Hour of Service performed or each day that the Participant is entitled to Compensation.

5.	Uniform Dollar Amount Formula: The Employer shall contribute and allocate to the account of each eligible Participant an equal dollar amount.

6.
Excess Integrated Contribution Formula: The Employer's contribution shall be allocated as an amount taking into consideration amounts contributed to Social Security using the four-step Excess Integrated Allocation Formula as described in the Basic Plan Document #01; the Integration Level is defined at Section III(E) of this Adoption Agreement.

7.
Base Integrated Contribution Formula: The Employer's contribution shall be allocated as an amount taking into consideration amounts contributed to Social Security using the two-step Base Integrated Allocation Formula as described in the Basic Plan Document #01; Employer Contributions shall be allocated as follows: __% of each eligible Participant's Compensation; plus _____% of Compensation in excess of the Integration Level defined at Section III(E) hereof. If the Integration Level selected in Section III(E) is other than the Taxable Wage Base, the maximum disparity rate will be adjusted as follows: (a) if the Integration Level selected is greater than zero (0) but not more than the greater of $10,000 or 20% of the Taxable Wage Base, the maximum disparity rate will be 5.7%; (b) if the Integration Level selected is more than the greater of $10,000 or 20% but not more than 80% of the Taxable Wage Base, the maximum disparity rate will be 4.3%; (c) if the Integration Level selected is more than 80% of the Taxable Wage Base, but not more than any amount more than 80% of the Taxable Wage Base, but less than 100% of the Taxable Wage Base, the maximum disparity rate will be 5.4%.

Only one Plan maintained by the Employer may be integrated with Social Security. Any Plan utilizing a Safe Harbor formula as provided in Section VI{I) of this Adoption Agreement may not apply the Safe Harbor Contributions to the integrated allocation formula.

8.
Uniform Points Contribution Formula: The allocation for each eligible Participant will be determined by a uniform points method. Each eligible Participant's allocation shall bear the same relationship to the Employer contribution as the Participant's total points bears to all points awarded. The Employer must grant points for at least age or Service. Each eligible Participant will receive __points for each of the following:

[ ]     a. __year(s) of age.
[ ]     b. __Year(s) of Service determined:
[ ] i. In the same manner as determined for eligibility.
[ ] ii. In the same manner as determined for vesting.

[ ] iii. Points will not be awarded with respect to Year(s) of Service in excess of ___

[ ]     c.    $___ (not to exceed $200) of Compensation.

The contribution formulas must satisfy the design-based safe harbors described in the Regulations under Code Section 401 (a)(4).

L.     Qualified Matching (QMAC) and Qualified Non-Elective (QNEC) Employer Contribution Formulas:

[ ]	1. QMAC Contribution Formula: The Employer may contribute to each eligible Participant's
Qualified Matching Contribution account an amount equal to (select one or more of the following):

[ ]	a. $ or ___ % of the Participant's Elective Deferrals (including Roth Elective Deferrals, if applicable).

[ ]	b. $ or ___ % of the Participant's Elective Deferrals (including Roth Elective Deferrals, if applicable) not to exceed ___ % of Compensation.

[ ]     c. $. ____ or ___ % of the Participant's Voluntary After-tax Contributions.

[ ]     d. $, ___ or ___ % of the Participant's Required After-tax Contributions.

[ ]     2.    Discretionary QMAC Contribution Formula: The Employer shall have the right to make a discretionary QMAC contribution. The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year's eligible Participants. Such contribution shall be in the amount specified and allocated as follows: _____________________________________________________________________________________________________________________________________________________________
This part of the Employer's contribution shall be fully vested when made.

[ ]     3.    QNEC Contribution Formula: The Employer may contribute to each eligible Participant's
Qualified Non-Elective Contribution account an amount equal to (select one or more of the following):

[ ] a.	__ % of Compensation of all eligible Participants. This part of the Employer's contributions shall be fully vested when made.

[ ] b.	$___ not to exceed _% of Compensation. This part of the Employer's contribution shall be fully vested when made and subject to the limitations specified in the Basic Plan Document #01.

[ ]     4.    Discretionary Percentage QNEC Contribution Formula: The Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible
Participant's account in proportion to his or her Compensation as a percentage of the
Compensation of all eligible Participants. This part of the Employer's contribution shall be fully vested when made. This contribution will be made to:

[ ] a.     All eligible Participants.

[ ] b.     Only eligible Participants who are Non-Highly Compensated Employees.

[ ]     5.    Discretionary Uniform Dollar QNEC Contribution Formula: The Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible Participant's account in a uniform dollar amount to be determined by the Employer and allocated in a nondiscriminatory manner. This part of the Employer's contribution shall be fully vested when made. This contribution will be made to:

[ ]     a. All eligible Participants.

[ ]     b. Only eligible Participants who are Non-Highly Compensated Employees.

[ ] 6.
Corrective QNEC Contribution Formula: The Employer shall have the right to make a QNEC contribution in the amount necessary to pass the ADP/ACP Test or the maximum permitted under Code Section 415. This contribution will be allocated to some or all Non-Highly Compensated Participants designated by the Plan Administrator. The allocation will be the lesser of the amount required to pass the ADPIACP Test, or the maximum permitted under Code Section 415. This part of the Employer's contribution shall be fully vested when made.

[ ] 7.     Qualified Matching Contributions (QMAC):
[ ] a. For purposes of the ADP and ACP Tests, all Matching Contributions made to the Plan will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage andlor Actual Contribution Percentage. All Matching Contributions must be fully vested when made.
[ ] b. For purposes of the ADP and ACP Tests, only Matching Contributions made to the Plan that are needed to meet the Actual Deferral Percentage or Actual Contribution Percentage Test will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage andlor Actual Contribution Percentage. All such Matching Contributions used must be fully vested when made.
[ ] 8.     Qualified Non-Elective Contributions (QNEC):
[ ] a. For purposes of the ADP and ACP Tests, all Non-Elective Contributions made to the Plan will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage andlor Actual Contribution Percentage. All Non-Elective Contributions must be fully vested when made.
[ ] b. For purposes of the ADP and ACP 'Tests, only the Non-Elective Contributions made to the Plan that are needed to meet the Actual Deferral Percentage or Actual Contribution Percentage Test will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage and/or Actual Contribution Percentage. All such Non-Elective Contributions used must be fully vested when made.
[xl     M. Additional Adopting Employers:
[xl 1. All participating Employers' contributions and forfeitures, if applicable, attributable to each specific contribution source made by such Employer shall be pooled together and allocated uniformly among all eligible Participants.
[ ] 2. Each participating Employer's contribution and forfeitures, if applicable, attributable to each specific contribution source made by such Employer shall be allocated only to eligible Participants of the participating Employer.
Where contributions and forfeitures are to be allocated to eligible Participants by participating Employers, each such Employer must maintain data demonstrating that the allocations by group satisfy the nondiscrimination rules under Code Section 401(a)(4).

VII. ALLOCATIONS TO PARTICIPANTS

A.     Allocation Accrual Requirements:

No Hours of Service or last day requirement may be imposed on any Employer contribution that is subject to the Safe Harbor Plan rules.

[ ]     1.    There are no allocation requirements for Participants to receive any contribution made to the Plan; however, a Participant must have received Compensation from the Employer to be entitled to an allocation of contributions.
[ ]    2.    Employer contributions will be allocated to all Participants employed on the last day of the
Plan Year regardless of hours worked.
[ ]     3.    The Plan is using the Elapsed Time method; contributions will be allocated to all
Participants who have completed __ [not more than twelve (12)] months of Service regardless of the hours credited. If left blank, the Plan will use twelve (12) months.
[ ]     4.    Employer contributions for a Plan Year will be allocated to all Participants upon completion of the hours and/or employment requirements below.

a. A Year of Service for allocation accrual purposes cannot be less than one (1) Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours. Enter whole digit numbers only.

Contribution Type	Hours
All Contributions
Matching Contributions(Formula 1)
Matching Contributions(Formula 2)
Non-Elective Contributions (Formula 1)
Non-Elective Contributions (Formula 2)
QNEC
QMAC

b.	Participants must be employed on the last day of each quarter of the Plan Year in order to receive the following contribution(s):
[ ]    All contributions
[ ]     Matching Contribution (Formula 1)
[ ]    Matching Contribution (Formula 2)
[ ]     Non-Elective Contribution (Formula 1)
[ ]     Non-Elective Contribution (Formula 2)
[ ]     QNEC
[ ]     QMAC
Note: Use of this subsection (b) requires that no more than one (1) Hour of Service be required in subsection (a) above for the contribution types selected.

c. Participants must be employed on the last day of the Plan Year in order to receive the following contribution(s):
[ ]     All contributions
[ ]     Matching Contribution (Formula 1)
[ ]     Matching Contribution (Formula 2)
[ ]     Non-Elective Contribution (Formula 1)
[ ]     Non-Elective Contribution (Formula 2)
[ ]     QNEC
[ ]    QMAC
d. Participants must complete the Hours of Service indicated above or be employe on the last day of the Plan Year to receive the Employer Contribution(s) selected above.
5. Employer Contributions for a Plan Year will be allocated to terminated Participants who have met the following allocation accrual requirements (check all applicable boxes):

	All Contributions	Match Formula 1	Match Formula 2	Non-Elective Formula 1	Non-Elective Formula 2	QNEC	QMAC
a. a. a.The Hours of Service or Period of Service requirement above will be waived if termination is due to:
i. Retirement	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
ii Disability	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
iii Death	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
iv Other (must be non-Discriminatory in operation):	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
b.b. The last day of employment requirement above will be waived if termination is due to:
i. Retirement	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
ii Disability	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
iii Death	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
iv Other (must be non-Discriminatory in operation):	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ] B. Contributions to Disabled Participants:
The Employer will make contributions on behalf of a participant who is permanently and totally disabled. These will be based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee. These contributions will be 100% vested when made.

VIII. DISPOSITION OF FORFEITURES
A. Forfeiture Allocation Alternatives:

[x] 1.     Not applicable; all contributions are fully vested.

[ ] 2.	Select one or more methods in which forfeitures associated with the contribution type will be allocated (number each item in order of use):

Employer Contribution Type

All Non-Safe Harbor            All Other
Matching Contributions             Contributions
Disposition Method

a. Restoration of Participant's forfeitures.        _________________            ___________
b. Used to offset Plan expenses.            _________________            ___________
c. Used to reduce the Employer's

Non-Elective Contribution.                    ____________        ___________

d.     Used to reduce the Employer's
Matching Contribution.                    ____________        ___________

e.     Added to the Employer's contribution
(other than Matching Contributions or
Base Integration Formula) under the Plan.            ____________        ___________

f.     Added to the Employer's Matching
Contribution under the Plan (these
contributions will be subject to ACP Testing).            ____________        ___________

g.     Allocate to all Participants
eligible to share in the allocations
in the same proportion that each
Participant's Compensation for the
year bears to the Compensation of all
other Participant's for such year.                _____N/A______        ___________

h.     Allocate to all NHCEs eligible to share
in the allocations in proportion to each such
Participant's Compensation for the year.            _____N/A____        ___________

i.     Allocate to all NHCEs eligible to share in the
allocations in proportion to each such
Participant's Elective Deferrals for the year.            ____________        ____N/A____

j.     Allocate to all Participants eligible to share in
the allocations in the same proportion that
each Participant's Elective Deferrals for the year
bears to the Elective Deferrals of all Participants
for such year.                        ____________        ____N/A_______

Participants eligible to share in the allocation of other Employer contributions under Section VI shall be eligible to share in the allocation of forfeitures. The selection of (i) or 0) may require that the
Plan be tested for nondiscrimination using a general test described in Regulations Section
1.410(b).

B.     Timing of Allocation of Forfeitures:

If no timely distribution or deemed distribution [pursuant to paragraph 6.5(c) of the Basic Plan
Document #01] has been made to a former Participant, non-vested portions shall be forfeited at the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one (1)
year Break in Service or Period of Severance for Plans that use the Elapsed Time Method.

If a former Participant has received the full amount of his or her Vested Account Balance, the nonvested portion of his or her account shall be forfeited and be disposed of:

[ ]    1.    during the Plan Year following the Plan Year in which the forfeiture arose.

[ ]     2.    as of any Valuation or Allocation Date during the Plan Year (or as soon as administratively feasible following the close of the Plan Year) in which the former Participant receives full payment of his or her vested benefit.

[ ]     3.    as of the end of the Plan Year during which the former Participant receives full payment of his or her vested benefit.

[ ] 4.
as of the earlier of the first day of the Plan Year, or the first day of the seventh month of the Plan Year following the date on which the former Participant has received full payment of his or her vested benefit.

[ ] 5.	as of the next Valuation or Allocation Date following the date on which the former Participant receives full payment of his or her vested benefit.

IX.     MULTlPLE PLANS MAINTAINED BY THE EMPLOYER AND TOP-HEAVY CONTRIBUTIONS
[x]     A. Plans Maintained By The Employer:
The Employer does maintain another Plan [including a Welfare Benefit Fund or an individual medical account as defined in Code Section 415(1)(2)J, under which amounts are treated as Annual Additions and has completed the proper sections below. If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan [option (1) below shall automatically apply if the other plan is a Master or Prototype Plan.

[x] 1.	The provisions of Article X of the Basic Plan Document #01 will apply as if the other plan were a Master or Prototype Plan.

[ ] 2.
The Employer has specified below the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts in a manner that precludes Employer discretion:

B. Top-Heavy Provisions:
In the event the Plan is or becomes Top-Heavy, the minimum contribution or benefit required under Code Section 416 and paragraph 14.3 of the Basic Plan Document #01 relating to Top-Heavy Plans shall be satisfied in the elected manner:

[x] 1. The minimum contribution will be satisfied by this Plan
[ ] 2. The minimum contribution will be satisfied by (name of other Qualified Plan): ____
Minimum contribution or benefit to be provided (specify interest rates and mortality table, if applicable): _____
3. For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions (excluding Elective Deferrals) allocated to non-Key Employees shall not be less than the amount required under the Basic Plan Document #01. Top-Heavy minimums will be allocated to:
[x] a. all eligible Participants [Plan defaults to this election.
[ ] b. only eligible non-Key Employees who are Participants.
[ ] 4. Matching Contributions shall not be included when satisfying Top-Heavy minimum contributions.
X.     NONDISCRIMINATlON TESTING
A Plan may use different testing methods for the ADP and ACP Tests provided the Plan does not permit recharacterization of Excess Contributions, Elective Deferrals to be used in the ACP Test, or Qualified Matching Contributions to be used in the ADP Test.
If no election is made, the Plan will use the Current Year testing method for both the ADP and ACP Tests.

A.     Testing Elections:

[x]     1.    The Plan is not subject to ADP or ACP testing. The Plan does not offer Voluntary After-tax or Required After-tax Contributions and it either meets the Safe Harbor provisions of
Section VI(I) of this Adoption Agreement, or it does not benefit any Highly Compensated
Employees.

[ ]     2.    This Plan is using the Current Year testing method for purposes of the ADP Test.

[ ]     3.    This Plan is using the Current Year testing method for purposes of the ACP Test.

[ ]     4.    This Plan is using the Prior Year testing method for purposes of the ADP Test.

[ ]     5.    This Plan is using the Prior Year testing method for purposes of the ACP Test.

B.     Testing Elections for the First Plan Year.

Complete only when Prior Year testing method election is made and the Employer is not using the "deemed 3%" rule.

[ ]     1.    If this is not a successor Plan, then for the first Plan Year this Plan permits any Participant to make Elective Deferrals, the ADP used in the ADP Test for Participants who are Non-Highly
Compensated Employees shall be such first Plan Year's ADP.

[ ]     2.    If this is not a successor Plan, then for the first Plan Year this Plan permits (a) any
Participant to make Employee contributions, (b) provides for Matching Contributions or (c)
both, the ACP used in the ACP Test for Participants who are Non-Highly Compensated
Employees shall be such first Plan Year's ACP.

[ ] C.     Re-characterization:

Elective Deferrals may be re-characterized as Voluntary After-tax Contributions to the extent so provided by this Plan, to satisfy the ADP Test. The Employer must have elected to permit
Voluntary After-tax Contributions in the Plan for this election to be operable.

[ ] D.    Forfeitures of Vested Excess Aggregate Contributions Resulting from ADP Test Failure:

Forfeitures of Excess Aggregate Contributions resulting from failure of the ADP Test and the inability to distribute corresponding Matching Contributions will be allocated to the Matching
Contribution accounts of Non-Highly Compensated Employees instead of being used to reduce
Employer Contributions for the Plan Year in which the failure occurred.

XI. VESTING

Participants shall always have a fully vested and non-forfeitable interest in their Employee contributions
(including Elective Deferrals, Catch-Up Contributions, Roth Elective Deferrals, Deemed IRA Contributions,
Required After-tax Contributions, and Voluntary After-tax Contributions), Qualified Matching Contributions
("QMACs"), Qualified Non-Elective Contributions ("QNECs") or Safe Harbor Contributions, and their investment earnings.

Each Participant shall acquire a vested and non-forfeitable percentage in his or her account balance attributable to Employer contributions and their earnings under the schedule(s) selected below.

A.     Vesting Computation Period:

A Year of Service for vesting will be determined on the basis of the (choose one):

[x] 1. Not applicable. All contributions are fully vested.
[ ] 2. Elapsed Time method.
[ ]     3.     Hours of Service method. A Year of Service will be credited upon completion of
_____Hours of Service. A Year of Service for vesting purposes will not be less than one (1) Hour of Service nor greater than 1,000 hours by operation of law. [If left blank, the Plan will use 1,000 hours.]
The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

[ ] a.	shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each subsequent twelve (12) consecutive month period shall commence on the anniversary thereof.

[ ] b.
shall commence on the first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent twelve (12) consecutive month period shall commence on the anniversary thereof.

A Participant shall receive credit for a Year of Service if he or she completes the number of hours specified above at any time during the twelve (12) consecutive month computation period. A Year of Service may be earned prior to the end of the twelve (12) consecutive month computation period and the Participant need not be employed at the end of the twelve (12) consecutive month computation period to receive credit for a Year of Service.

B. Vesting Schedules:
The Employer must select either the two-twenty vesting schedule option [(B)(4)] or the three-year cliff vesting schedule [(B)(3)] to apply in any Plan Year in which the Plan is Top-Heavy. The percentages selected for option (8)(5) may not be less for any year than the percentages shown at option (8)(4), Any switch to a Top-Heavy schedule will remain in effect even if the Plan later falls out of Top-Heavy status unless the Employer executes an amendment to this Adoption Agreement. If a Participant has at least three (3) Years of Service for vesting purposes at the time of the amendment, the Plan must provide that Participant the option of remaining on the vesting schedule in effect prior to such amendment.
Select the appropriate schedule for each contribution type and complete the blank vesting percentages from the list below and insert the option number in the vesting schedule chart below. Employer Contributions that are not Safe Harbor Contributions may only choose option (3) or (4) or a schedule where amounts vest faster than at option (4).

Years of Service
1        2        3        4        5        6

1.	Full and immediate Vesting

2.	__% 100%

3.	__% __% 100%

4.	__% 20% 40% 60% 80% 100%

5.	__% __% __% __% __% 100%

Vesting Schedule Chart                 Employer Contribution Type

______1____________	All Employer Contributions

___________________	Matching Contribution (Formula 1)
___________________                 Matching Contribution (Formula 2)
___________________                 Match on Voluntary After-tax Contributions

___________________	Match on Required After-tax Contributions

___________________	Match on 403(b) Deferrals
___________________                 Non-Elective Contribution (Formula 1)
___________________                 Non-Elective Contribution (Formula 2)
___________________                Top-Heavy Minimum Contribution

If a different Vesting Schedule than that entered above applies to Employer Contributions made prior to the first day of the Plan's 2007 Plan Year, it should be entered in Schedule B of this
Adoption Agreement.

C.     Service Disregarded for Vesting:

[xl    1.    Not applicable. All Service is recognized.

[ ]     2.     Service prior to the Effective Date of this Plan or a predecessor plan is disregarded when computing a Participant's vested and nonforfeitable interest.

[ ]     3.    Service prior to a Participant having attained age eighteen (18) is disregarded when computing a Participant's vested and nonforfeitable interest.

D.     Full Vesting of Employer Contributions for Current Participants:

Notwithstanding the elections above, all Employer contributions made to a Participant's account shall be 100% fully vested if the Participant is employed on the Effective Date of the Plan (or such other date as entered herein):_______________ . The operation of this provision may not result in the discrimination in favor of Highly Compensated Employees.

XII.     SERVICE WITH PREDECESSOR ORGANIZATION

This option only applies in the situation where the Employer does not or did not maintain the plan of a
Predecessor Organization.

[ ]     A.     Not applicable. The Employer does not maintain the plan of a Predecessor Organization.

[ ]     B.     The Plan will recognize Service with all Predecessor Organizations.

[X]    C.     Service with the following organization(s) will be recognized for the Plan purpose indicated:

Allocation
Eligibility        Accrual        Vesting
The Gallup Water Service. Inc.                     [x]         [ ]          [x]

The Barnstable Water Company                     [x]         [ ]          [x]

The Crystal Water Company                     [x]         [ ]          [x]

Aqua America. Inc. and any affiliated Companies or predecessor     [x]         [ ]          [x]

companies such as Aqua Maine. Inc., Consumers Water Company
and Consumers Maine Water Company
[x]         [ ]          [x]

Biddeford & Saco Water Company
Attach additional pages as necessary.

[ ]     D.     The Plan shall recognize __ Years of Service with the Employer(s) named in Section XII(C)
above.
XIII. IN-SERVICE WITHDRAWALS
Distribution restrictions apply in the case of Elective Deferrals (including Roth Elective Deferrals, if applicable), Safe Harbor Contributions, Qualified Matching Contributions and Qualified Non-Elective Contributions, including the withdrawal restrictions prior to attainment of age 591/2.
If the Participant could withdraw his or her account in the past, this right may not be taken away.

A. In-Service Withdrawals:
[ ] 1. In-service withdrawals are not permitted in the Plan.
[x] 2. In-service withdrawals are permitted in the Plan. Participants may withdraw the following contribution types after meeting the following requirements (select one or more of the following options):

Contribution Types	Withdrawal Restrictions
	A	B	C	D	E	F	G	H
a. All Contributions	n/a	n/a	n/a	[ ]	X	n/a	n/a	n/a
b. Elective Deferrals	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a	n/a
c. Roth Elective Deferrals	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a	n/a
d. Voluntary After-tax Contributions	[ ]	[ ]	[ ]	[ ]	[ ]	n/a	n/a	n/a
e. Required After-tax Contributions	[ ]	[ ]	[ ]	[ ]	[ ]	n/a	n/a	n/a
f. Rollover Contributions	[ ]	X	[ ]	[ ]	[ ]	n/a	n/a	n/a
g. Vested Matching (Formula 1)	[ ]	n/a	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
h. Vested Matching (Formula 2)	[ ]	n/a	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
i. Vested Non-Elective (Formula 1)	[ ]	n/a	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
j. Vested Non-Elective (Formula 2)	[ ]	n/a	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
k. Safe-Harbor Matching	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a	n/a
l. Safe Harbor Non-Elective	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a	n/a
m. Qualified Non-Elective	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a	n/a
n. Qualified Matching	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a	n/a

Withdrawal Restriction Key

A.     Not available for in-service withdrawals.
B.     Available for in-service withdrawals without restrictions.

C.	Participants having completed five (5) years of Plan participation may elect to withdraw all or any part of their Vested Account Balance.

D.
Participants may withdraw all or any part of their Account Balance after having attained the Plan's Normal Retirement Age (Normal Retirement Age cannot be less than age 59% for in-service withdrawal of Elective Deferrals, Roth Elective Deferrals, Safe Harbor Contributions, QMACs or QNECs).

E.     Participants may withdraw all or any part of their Vested Account Balance alter having attained age 59.5 (not less than age 59;;').

F.     Participants may elect to withdraw all or any part of their Vested Account Balance which has been credited to their account for a period in excess of two (2) years.

G.     Available for withdrawal only if the Participant is 100% vested (an election at (C), (D), (E)
or (F) must also be made).

H.     All requirements selected in (C) through (G) above must be satisfied prior to a distribution being made from the Plan.

[ ]     3.     In-service withdrawals may be made to Participants who have attained age 70 1/2.

B.     Hardship Withdrawals:

Prior to age 59%, a Participant may withdraw balances attributable to Elective Deferrals (including
Roth Elective Deferrals, if applicable) for reason of Hardship only. Safe Harbor Contributions,
Qualified Matching Contributions, and Qualified Non-Elective Contributions are not available for
Hardship distributions.

[ ]     1.    Hardship withdrawals are not permitted in the Plan.

[x]    2.    Hardship withdrawals are permitted in the Plan and will be taken from the Participant's account as follows (select one or more of these options):

[x]     a.    Participants may withdraw Elective Deferrals.

[ ]    b.    Participants may withdraw Elective Deferrals and any earnings credited as of
December 31, 1988 (or if later, the end of the last Plan Year ending before July
1,1989).

[ ]    c.    Participants may withdraw Roth Elective Deferrals.

[ ]     d.    Participants may withdraw Rollover Contributions plus their earnings.

[ ]     e.    Participants may withdraw vested Non-Elective Contributions (Formula 1) plus their earnings.

[ ]     f.    Participants may withdraw vested Non-Elective Contributions (Formula 2) plus their earnings.

[ ]     g.    Participants may withdraw fully vested Non-Elective Contributions (Formula 1)
plus their earnings.

[ ]     h.    Participants may withdraw fully vested Non-Elective Contributions (Formula 2)
plus their earnings.

[ ]    i.    Participants may withdraw vested Employer Matching Contributions (Formula 1)
plus their earnings.

[ ]     j.    Participants may withdraw vested Employer Matching Contributions (Formula 2)
plus their earnings.

[ ]     k.     Participants may withdraw Qualified Matching Contributions and Qualified Non-Elective
Contributions plus their earnings, and the earnings on Elective Deferrals which have been credited to the Participant's account as of Decernber 31, 1988
(or if later, the end of the last Plan Year ending before July 1,1989).

XIV.     LOAN PROVISIONS

[ ]     A.        Participant loans are not available from the Plan.

[ ]	b. Participant loans are permitted in accordance with the Employer's established loan procedures.

[ ]	c. Loan payments will be suspended under the Plan as permitted under Code Section 414(u)
In compliance with the Uniformed Services Employment and Reemployment Rights Act of 1994.

XV.     INVESTMENT MANAGEMENT

A.     Investment Management Responsibility:

[ ]    1.    The Employer shall appoint a discretionary Trustee to manage the assets of the Plan.

[ ]     2.    The Employer shall retain investment management responsibility and/or authority. Unless otherwise appointed, the Trustee shall act in a nondiscretionary capacity.

[ ]    3.    The party designated below shall be responsible for the investment of the Participant's account. By selecting a box, the Employer is making a designation as to who will have authority to issue investment directives with respect to the specified contribution type
(check all applicable boxes):

	Trustee	Employer	Participant
a. All Contributions	n/a	n/a	[x]
b. Elective Deferrals/Roth Elective Deferrals	[ ]	[ ]	[ ]
c. Voluntary After-tax Contributions	[ ]	[ ]	[ ]
d. Required After-tax Contributions	[ ]	[ ]	[ ]
e. Safe Harbor Contributions	[ ]	[ ]	[ ]
f. Matching Contributions (Formula 1)	[ ]	[ ]	[ ]
g. Matching Contributions (Formula 2)	[ ]	[ ]	[ ]
h. QMACs	[ ]	[ ]	[ ]
i. QNECs	[ ]	[ ]	[ ]
j. Non-Elective Contributions (Formula 1)	[ ]	[ ]	[ ]
k. Non-Elective Contributions (Formula 2)	[ ]	[ ]	[ ]
l. Rollover Contributions	[ ]	[ ]	[ ]
m. Deemed IRA Contributions	[ ]	[ ]	[ ]

To the extent that Participant self-direction was previously permitted, the Employer shall have the right to either make the assets part of the general fund, or leave them as self-directed subject to the provisions of the Basic Plan Document #01.

B.     Limitations on Participant Directed Investments:

[x]    1.    Participants are permitted to invest among only those investment alternatives made available by the Employer under the Plan.

[ ]     2.    Participants are permitted to invest in any investment alternative permitted under the
Basic Plan Document #01

[ ]     C.    Insurance:

The Plan permits life insurance as an investment alternative.

XVI.     DISTRIBUTION OPTIONS

A.     Timing of Distributions (both (1) and (2) must be completed}:

1.     Distributions payable as a result of termination for reasons other than death, Disability or retirement shall be paid c [select from the list al (A)(3) below].

2.     Distributions payable as a result of termination for death, Disability or retirement shall be paid c [select from the list al (A)(3) below].

3.     Distribution Options:

a.     As soon as administratively feasible on or after the Valuation Date following the date on which a distribution is requested or is otherwise payable.

b.     As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

c.     As soon as administratively feasible following the date on which a distribution is requested or is otherwise payable. (This option is recommended for daily valuation plans.)

d.	As soon as administratively feasible after the close of the Plan Year during which the Participant incurs ______[cannot be more than five (5)] consecutive one (1) year Breaks in Service.

e.     Only after the Participant has attained the Plan's Normal Retirement Age or Early
Retirement Age, if applicable.

B.     Required Beginning Date:

[ ]     The Required Beginning Date of a Participant with respect to the Plan is (se/ect one from below):

[ ]    1.    The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2,

[ ]     2.    The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, except that distributions to a Participant (other than a 5% owner) with respect to benefits accrued after the later of the adoption of this Plan or Effective Date of the amendment of this Plan must commence no later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2, or the calendar year in which the Participant retires.

[ ]     3.    The later of the April 1 of the calendar year following the calendar year in which the
Participant attains age 70 1/2, or retires except that distributions to a 5% owner must commence by the April 1 of the calendar year following the calendar year in which the
Participant attains age 70%.

Option (3) may only be elected if (i) it corresponds to an amendment previously made to the Plan pursuant to Regulations Section 1.411(d)-4, Q&A-10(b), or (ii) it does not eliminate an age 70Y, distribution option as described in the preceding Regulations because either (A) the Plan is a new Plan or (B) Section XIII(A)(3) is checked or the Plan already offers a pre-retirement distribution at least as generous as Section XIII(A)(3).

C.	Minimum Distribution Requirements:
[ ]	1.
Election to Apply Five (5) Year Rule to Distributions to Designated Beneficiaries: If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in the Basic Plan Document #01 but the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

[ ]	2.
Election to Allow Participants or Beneficiaries to Elect Five (5) Year Rule: Participants or Beneficiaries may elect on an individual basis whether the five (5) year rule or the life expectancy rule described in the Basic Plan Document #01 applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under the Plan, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving Spouse's) death. If neither the Participant nor Beneficiary makes an election under this paragraph, distributions will be made in accordance with Article VII of the Basic Plan Document #01 and, if applicable, the elections in Section XVI(C)(1) above.

D.	Forms of Payment (select all that apply):

The normal form of payment is determined at Section III(J) of this Adoption Agreement. If option (1) or no selection is made in Section III{J), then options (4), (5) and (6) in this section cannot be selected.

[x]	1.	Lump sum.
[x]	2.	Installment payments.
[ ]	3.	Partial payments; the minimum amount will be $._____.
[ ]	4.	Life annuity.
[ ]	5.	Term certain annuity with payments guaranteed for ____ years [not to exceed twenty (20)].
[ ]	6.	Joint and [ ]50%, [ ] 66-2/3%, [ ] 75% or [ ]100% survivor annuity.
E.	Type of Payment (select all that apply):
[x]	1.	Cash.
[x]	2.	Employer securities.
[ ]	3.	Other marketable securities.

[ ]      4.     Other:______________________________________________________________(fill in the blank with the type of other in-kind distributions allowed under the Plan).

F.     Application of Involuntary Cash-out Provisions:

[ ]     1.    The Plan shall not make involuntary cash-outs to any terminated vested Participant.
Distributions will only be made with the consent of the Participant.

[x]    2.    The Plan shall make involuntary cash-outs to a terminated vested Participant as follows:

[ ]    a.    The Plan shall make involuntary cash-out distributions of Vested Account
Balances of less than $200. Distribution of amounts $200 or greater shall only be made with the consent of the Participant.

[x]    b.    The Plan shall make involuntary cash-out distributions of Vested Account
Balances of $1,000 or less. Distribution of amounts greater than $1,000 shall only be made with the consent of the Participant.

3.     When determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules, the Plan elects to:

[ ]    a.     exclude Rollover Contributions.

[x]    b.     include Rollover Contributions.

If no selection is made, the Plan will exclude Rollover Contributions when determining the value of the Participant's nonforfeitable account balance for involuntary cash-out purposes. Rollover Contributions, if any, will always be included when determining whether the $1,000 threshold has been exceeded.

G.     Automatic Rollovers:

Do not complete if a selection has been made at Section XVI(F)(l) or (2) above.

[ ]    1.    The Plan shall make automatic rollovers of Vested Account Balances that are greater than
$1,000 but are not more than $5,000 in accordance with the provisions of Article VI of the
Basic Plan Document #01.

[ ]     2.    The Plan shall make automatic rollovers of Vested Account Balances that are not more than $5,000 in accordance with the provisions of Article VI of the Basic Plan Document
#01.

H.     Distribution Upon Severance from Employment:

[ ]     1.    Not applicable.

[x]    2.    Distribution upon severance from employment as described in the Basic Plan Document
#01 shall apply for distributions after December 31, 2001 regardless of when the severance from employment occurred.

[ ]     3.    Distribution upon severance from employment as described in the Basic Plan Document
#01 shall apply for distributions after (no earlier than December
31, 2001) for severance from employment occurring after December 31, 2001 (enter the
Effective Date if different than the Effective Date above).

XVII.     SPONSOR INFORMATION AND ACCEPTANCE

This Plan may not be used and shall not be deemed to be a Prototype Plan unless an authorized representative of the Sponsor has acknowledged the use of the Plan. Such acknowledgment that the
Employer is using the Plan does not represent that the Adoption Agreement (as completed) and Basic Plan

Document #01 have been reviewed by a representative of the Sponsor or constitute a qualified retirement plan.
Acknowledged and accepted by the Sponsor this 2nd day of December, 2013.
Name: Elizabeth H. Festa
Title: Vice President
Signature: /s/Elizabeth H. Festa
Questions concerning the language contained in and qualification of the Prototype should be addressed to:
Elizabeth H. Festa
(Position): Vice President (Phone Number):203-736-3053
In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer’s address provided on the first page of this Adoption Agreement.

XVIII. SIGNATURES
Completion of this Adoption Agreement requires consideration of complex tax and legal issues. The Employer should consult with or should obtain the advice of its legal counsel and/or tax advisor before executing this Adoption Agreement. By executing this Adoption Agreement the Employer acknowledges that it is a legal document with significant tax and legal ramifications. The Employer understands that its failure to properly complete or amend this Adoption Agreement may result in failure of the Plan to qualify or in disqualification of the Plan. Neither the Sponsor nor any of its agents or affiliates assumes any responsibility for the completion and operation of the Plan established under this Adoption Agreement and Basic Plan Document #01.

A. Employer: The Connecticut Water Company
This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Employer this 27th day of November, 2013.
Executed on behalf of the Employer by: Kristen A Johnson
Title: Vice President, Human Resources
Signature: /s/Kristen A. Johnson

Employer's Reliance: The adopting Employer may rely n pinion Letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401 except to the extent provided in Revenue Procedure 2005-16. The Employer may not rely on the Opinion Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the Opinion Letter issued with respect to the Plan and in Revenue Procedure 2005-16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.

B.     Trust Agreement/Custodial Agreement:

[ ]     Plan assets will be invested in group annuity contracts and the terms of the contract(s) will apply.

[x]     Plan assets are held in a tax qualified Trust The Trust provisions used will be as contained in the
Basic Plan Document #01.

[ ]     Plan assets are held in a tax qualified Trust The Trust provisions used will be as contained in the accompanying pre-approved executed Trust Agreement between the Employer and the Trustee attached hereto.

[ ]     Plan assets are being held in a Custodial Account arrangement. The Custodial Account provisions used will be as contained in the Basic Plan Document #01.

[ ]     Plan assets are being held in a Custodial Account arrangement. The Custodial Account provisions used will be as contained in the accompanying pre-approved executed Custodial Account
Agreement between the Employer and the Custodian attached hereto.

C.     Trustee:

[x]    The Trustee appointed shall act in the capacity of a non-discretionary direcled Trustee.

[ ]     The Trustee appointed shall act in the capacity of a discretionary Trustee.

Name and address of Trustee:

Wells Fargo Bank, NA
1525 West W. T. Harris Blvd
Charlotte, NC 28662

The Employer's Plan as contained herein is accepted by the Trustee this ______ day of
______________,___________.

Accepted on behalf of the Trustee by: Elizabeth H. Festa

Title: Vice President

Signature: _______________

Accepted on behalf of the Trustee by:    ____________________________________

Title:                    ____________________________________

Signature:                ____________________________________

Accepted on behalf of the Trustee by:    ____________________________________

Title:                    ____________________________________

Signature:                ____________________________________

D. Custodian:
Name and address of Custodian:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The Employer's Plan as contained herein is accepted by the Custodian this _____ day of ___________,_________.
Accepted on behalf of the Custodian by: _____________________
Title: ____________________
Signature: ________________

PARTICIPATION AGREEMENT

Each Participating Employee, must execute a separate Participation Agreement. If not applicable, do not complete this Participation Agreement

By executing this Participation Agreement, the undersigned Employer elects to become a Participating Employer in the Plan and accompanying Adoption Agreement as if the Participating Employer were a signatory to the Adoption
Agreement The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory sponsoring Employer in Section XVIII(A) of the Adoption
Agreement. Further, the Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf of all future amendments whether required or voluntary and any applicable corresponding documents (e.g." Loan Policy, QDRO procedures, Trust Agreement). This includes the adoption of all future Model Amendments to this Prototype Plan which are required by the U.S. Department of the
Treasury or the Internal Revenue Service as a result of a modification or amendment of applicable Federal laws or regulations that become effective subsequent to the execution of this Participation Agreement

A.     PARTICIPATING EMPLOYER:

Name and address of any Participating Employer.

Connecticut Water Service, Inc.
93 West Main Street
Clinton, CT 06413

Phone Number: 860·669·8630    Tax 10 Number: 06·0739839

B.     EFFECTIVE DATE:
The Effective Date of the Plan for the Participating Employer is:___________________________

[ ]     This is an adoption of a new plan by the Participating Employer.

[x]	This is an adoption of an amendment and/or restatement of a plan currently maintained by the Participating Employer identified as follows:

Name of Plan: Savings Plan of the Connecticut Water Company

Original Effective Date: January 1, 1985

C.     SIGNATURES:

Executed on behalf of the Participating Employer by: Kristen A. Johnson

Title:    Vice President, Human Resources

Signature:     /s/Kristen A. Johnson

Executed on behalf of the Signatory Sponsoring
Employer by:    Kristen A. Johnson

Title:    Vice President, Human Resources

Signature:     /s/Kristen A. Johnson

Executed on behalf of the Trustee by:    Elizabeth H. Festa

Title:    Vice President

Signature:

PARTICIPATION AGREEMENT
Each Participating Employer must execute a separate Participation Agreement If not applicable, do not complete this Participation Agreement
By executing this Participation Agreement, the undersigned Employer elects to become a Participating Employer in the Plan and accompanying Adoption Agreement as if the Participating Employer were a signatory to the Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the signatory sponsoring Employer in Section XVIII(A) of the Adoption Agreement. Further, the Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf of all future amendments whether required or voluntary and any applicable corresponding documents (e.g., Loan Policy, ADRO procedures, Trust Agreement). This includes the adoption of all future Model Amendments to this Prototype Plan which are required by the U.S. Department of the Treasury or the Internal Revenue Service as a result of a modification or amendment of applicable Federal laws or regulations that become effective subsequent to the execution of this Participation Agreement.
A. PARTICIPATlNG EMPLOYER:
Name and address of any Participating Employer.
The Maine Water Company
Phone Number: 207·236·8428 Tax ID Number: 01-0039520
B. EFFECTIVE DATE:
The Effective Date of the Plan for the Participating Employer is: ________________________
[ ] This is an adoption of a new plan by the Participating Employer.
[x] This is an adoption of an amendment and/or restatement of a plan currently maintained by the Participating Employer identified as follows:

Name of Plan: Savings Plan of the Connecticut Water Company
Original Effective Date: January 1, 1985
C. SIGNA TURES:
Executed on behalf of the Participating Employer by: Kristen A. Johnson
Title: Vice President, Human Resources and Corporate Secretary
Signature: /s/Kristen A. Johnson
Executed on behalf of the Signatory Sponsoring Employer by: Kristen A Johnson
Title: Vice President, Human Resources
Signature: /s/Kristen A. Johnson
Executed on behalf of the Trustee by: Elizabeth H. Festa
Title: Vice President
Signature: /s/Elizabeth H. Festa

SCHEDULE A
PROTECTED BENEFITS
This Schedule describes Code Section 411(d)(6) protected benefits included in the adopting Employer’s prior plan document that are not available in this Prototype Defined Contribution Plan, Basic Plan Document #01. Complete as applicable.

1. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________
2. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________
3. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________
4. Plan Provision:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________
5. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________

SCHEDULE B
PRIOR PLAN PROVISIONS
This Schedule should be used by the adopting Employer if a prior plan contains provisions not found in this Prototype Defined Contribution Plan, Basic Plan Document #01, or where the Employer wishes to document transactions or historical provisions of the Employer's Plan.
1. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________
2. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________
3. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________
4. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Effective Date: ____________________________________________________________________
5. Plan Provision:
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Effective Date: ____________________________________________________________________

SCHEDULE C

SAFE HARBOR ELECTIONS FOR FLEXIBLE NON-ELECTIVE CONTRIBUTION

The following elections are made with regard to the Plan's Safe Harbor status pursuant to Section VII herein, For
Plan Years indicated below, the Plan hereby invokes a Safe Harbor status in accordance with IRS Notices 98-52 and
2000-3,

For all Plan Years in which this Safe Harbor election is being made, the limitations and restrictions found in Section
VII herein apply,

1. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in I RS Notice 2000-3, The Safe Harbor Contribution will be an amount equal to _____% (not less than
3%) of Compensation, This election is made on this __ day of __ , __ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made),

2. For the Plan Year beginning _____and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3, The Safe Harbor Contribution will be an amount equal to _____% (not less than
3%) of Compensation, This election is made on this _____day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made),

3. For the Plan Year beginning _____and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3, The Safe Harbor Contribution will be an amount equal to _____% (not less than
3%) of Compensation, This election is made on this _____day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made),

4. For the Plan Year beginning _____and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3, The Safe Harbor Contribution will be an amount equal to _____% (not less than
3%) of Compensation, This election is made on this _____day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made),

5. For the Plan Year beginning _____and ending _____, the Employer hereby invokes a Safe Harbor status as provided in I RS Notice 2000-3, The Safe Harbor Contribution will be an amount equal to v % (not less than
3%) of Compensation, This election is made on this _____day of _____, v (date may not be later than 30 days prior 10 the end of the Plan Year in which such election is being made),

SCHEDULE D
COLLECTIVE AND COMMINGLED FUNDS
The Trustee is authorized to invest all or any part of the Fund in the following Collective and Commingled Funds as provided for in the Basic Plan Document #01:

1. Wells Fargo Stable Return Fund G

SCHEDULE E
MISCELLANEOUS ADMINISTRATIVE ELECTIONS

The following elections are made with regard to the administration of the Plan:

[ ]     1.    ERISA Section 404(c): The Employer intends to be covered by the fiduciary liability provisions with respect to Participant-directed investments under ERISA Section 404(c). Under the terms of this
Plan, Participants (or their Beneficiaries) have a reasonable opportunity to give instructions to the
Plan Administrator in accordance with the policy set by the Plan Administrator (whether written, oral, or in electronic form) regarding the choice of investment of their account balance. The Plan
Administrator is obligated to comply with the Participant's or Beneficiary's investment instructions unless complying with such instructions would result in a prohibited transaction under the Code,
ERISA or the Department of Labor, violate the Plan document, or jeopardize the Plan's tax-qualified status.

[x}    2.    Fees: Listed below are the charges your account will incur as a condition of the receipt of a benefit under the Plan, depending upon the transaction involved.

[x]    a.    Participants have the ability to take a loan from the Plan. [xl There will be a loan set-up fee of $80.00 paid from the account prior to obtaining a loan from the Plan. [ ] $ __ will be charged on an annual basis until the loan is paid in full. [xl The loan set-up charge is deducted from the Participant's account. All other costs of administering the Plan will be paid by the Employer or from Plan assets.

[x]    b.    The costs of administering the Plan are shared between Participants and the Employer.

[ ]     c.    A service fee equal to $_ / _% of a Participant's account balance will be charged per [ 1
Plan quarter [ ]Plan Year.

[ ]     d.    All costs of administering the Plan will be paid by the Employer or from Plan assets.

[ ]     e.    In order to maintain a self-directed brokerage option, Participants will be charged an initial fee of $ [ ] and annual fee of $. ___ _

[ ]     f.    To obtain a Hardship distribution, Participants will incur a charge of $, ___ _

[ ]     g.    Qualified Domestic Relations Order (QDRO) presented to the Plan for payment will be charged $ to the Participant's/Alternate Payee's account for processing.

[ ]     h.    Other:

[ ]     3.    Automatic Rollover Of Distributions: If a Plan Participant does not elect to take a distribution and include it in income or have the distribution rolled over to either a qualified retirement plan or an
Individual Retirement Account ("IRA"), the Plan is required to make a Direct Rollover 01 the distribution to an IRA. The Employer as Plan Sponsor has the authority to execute the documents necessary to establish the IRA account, and once established, the Trustee/Issuer of the IRA will provide the Participant with a Disclosure Statement detailing the terms and conditions as well as any lees imposed on the IRA, including the procedures regarding the seven (7) day revocation period. The Plan has selected the following IRA Trustee/Issuer:

Name:

Address:

Phone:

The initial IRA setup lee shall be: _______________________ _

The initial IRA setup fee shall be paid by: ____________________
The IRA Provider's annual fee shall be: _____________________
The IRA funds shall be invested in: